                                                                  Exhibit 10.203

                                ESCROW AGREEMENT
                      (BASSETT TI WORK/LEASING COMMISSION)

     THIS ESCROW AGREEMENT (this "AGREEMENT") is made as of the ___ day of June, 2004, by and among ORIX TOUCHSTONE SEATTLE VENTURE, an Illinois general partnership ("SELLER"), INLAND WESTERN SEATTLE NORTHGATE NORTH, L.L.C., a Delaware limited liability company ("PURCHASER"), and FIRST AMERICAN TITLE INSURANCE COMPANY ("ESCROW HOLDER").

                             W I T N E S S E T H:

     WHEREAS, Seller and Inland Real Estate Acquisitions, Inc., an Illinois corporation ("Inland"), entered into that certain Agreement of Purchase and Sale effective as of June 4, 2004, as the same has heretofore been amended by letter agreement dated June 18, 2004, Amendment to Agreement of Purchase and Sale dated June 21, 2004, and Second Amendment to Agreement of Purchase and Sale dated June 23, 2004 (as so amended, "SALE AGREEMENT"), for the purchase and sale of certain real property located in Seattle, Washington, as more particularly described therein (the "PROPERTY").

     WHEREAS, Inland has assigned all of its right, title and interest in, to and under the Sale Agreement to Purchaser.

     WHEREAS, concurrently with the execution of this Agreement, Seller and Purchaser have entered into an Access Agreement (the "ACCESS AGREEMENT") pursuant to which Seller has agreed to perform certain tenant improvement work required to be performed by the landlord under the Bassett Lease (as defined in the Sale Agreement), as more particularly described in the Access Agreement (the "BASSETT TI WORK").

     WHEREAS, the Sale Agreement provides that Purchaser and Seller shall enter into an escrow agreement with Escrow Holder into which escrow Seller will deposit sufficient funds to pay for all unpaid cost of the Bassett TI Work and all unpaid leasing commissions due in connection with the Bassett Lease (the "BASSETT LEASING COMMISSIONS").

     WHEREAS, the parties wish to provide for the terms upon which such funds shall be held, invested and distributed as hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Sale Agreement.

     2. DELIVERY OF ESCROW DEPOSIT. Contemporaneously with the execution of this Agreement by the parties, Seller shall deposit into escrow (the "ESCROW") with Escrow Holder out of the Purchase Price proceeds the sum of $992,466 (less any amounts previously paid by Seller on account of the Bassett Leasing Commissions) (the "DEPOSIT"), which amount represents $92,466 with respect to the Bassett Leasing Commissions (less any amounts previously paid by

Seller on account of the Bassett Leasing Commissions) and $900,000 for the Bassett TI Work. Escrow Holder agrees to hold, invest and distribute the Deposit in accordance with the terms and conditions of this Agreement.

     3. MAINTENANCE OF DEPOSIT. The Deposit shall be held in a federally insured interest bearing money market account or certificate of deposit (having a maturity not greater than 30 days) with a bank having a net worth in excess of $1,000,000,000 or such other institution as may be mutually agreed to by Purchaser and Seller. All accrued earnings on the Deposit shall first be allocated to the payment of the Escrow Holder's fee, and the amount of any remainder shall be paid to Seller pursuant to the terms of this Agreement. Escrow Holder shall provide monthly statements to Purchaser and Seller of the principal and investment income accrued on the Deposit.

     4. DEPOSIT DISTRIBUTION. The Deposit shall be disbursed solely to (a) reimburse Seller for portions of the completed Bassett TI Work for which Seller has paid, (b) directly pay the costs of the Bassett TI Work, to the extent such work has been completed, (c) reimburse Seller for the Bassett Leasing Commissions for which Seller has paid, and (d) directly pay the costs of the Bassett Leasing Commissions. Two (2) business days following written certification delivered to Purchaser and Escrow Holder from Seller and BDF's architect (or such other architect reasonably acceptable to Seller and Purchaser) that (i) the portion of the Bassett TI Work for which reimbursement or payment is being sought has been completed, or (ii) that the Bassett Leasing Commissions are due, Escrow Holder shall promptly release and disburse to Seller or at Seller's direction a portion of the Deposit equal to the amount requested in such written certification, and shall issue a title endorsement "dating-down" Purchaser's title insurance policy insuring against liens that are the subject of such disbursement. Any remaining Deposit in this escrow after the Bassett TI Work has been completed and the Bassett Leasing Commissions have been paid shall be automatically disbursed to Seller. The Bassett TI Work shall be deemed completed upon the first to occur of (A) receipt of an estoppel certificate from BDF confirming that the Bassett TI Work has been completed, or (B) (i) BDF commencing to pay rent under the Bassett Lease, and (ii) receipt of an estoppel certificate from BDF in the form required by Section 28 of the Bassett Lease; provided, however, that in the event the permit issued for the Bassett TI Work requires a certificate of occupancy be issued, then in addition to satisfaction of either of the conditions set forth in clauses (A) or (B), above, the Bassett TI Work shall not be deemed completed until such certificate of occupancy has been issued.

     5. ADVERSE CLAIMS. If any dispute arises with respect to this Agreement, Escrow Holder is authorized to interplead such disputes in a court of competent jurisdiction and deposit all funds held hereunder with the court. In such case Escrow Holder shall be entitled to costs incurred on account of such action, including reasonable attorneys fees, which costs shall be allocated between the parties equally (without prejudice to or modification of their rights and remedies as against each other). Escrow Holder may not, however, undertake such deposit and interpleader unless it has given each of the parties hereto no less than ten (10) days prior written notice before such deposit and interpleader as to the intentions of Escrow Holder. Upon interpleading funds pursuant hereto, Escrow Holder shall thereafter be relieved of further responsibility.

     6. TERMINATION OF AGREEMENT. This Agreement terminates at such time as Escrow Holder delivers the Deposit in accordance with Section 4 or interpleads the Deposit in a court of competent jurisdiction in accordance with Section 5.

     7. LIABILITY OF ESCROW HOLDER. Escrow Holder has been induced to accept its duties under this Agreement by the following terms, conditions, agreements and representations of the parties hereto.

          7.1. LIABILITY. Escrow Holder is not liable to any other party hereto, or any of their representatives, successors or assigns, for any action or failure to act by Escrow Holder hereunder, except for Escrow Holder's own bad faith, fraud, negligence or willful misconduct. Seller and Purchaser agree to jointly and severally indemnify and hold harmless Escrow Holder and any successor, representative, employee or agent of Escrow Holder (without prejudice to or modification of Seller's and Purchaser's rights or remedies as against each other), from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of or in connection with this Agreement, except for claims against Escrow Holder based upon bad faith, fraud, negligence or willful misconduct that are successfully asserted against Escrow Holder. This indemnification survives the termination of this Agreement.

          7.2. ESCROW HOLDER'S RELIANCE. Escrow Holder is entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder believed by it to be genuine without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Holder may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or receipt or advice or to make any statement or executing any document in connection with the provisions hereof has been duly authorized to so do.

          7.3. ENTIRE AGREEMENT. This Agreement and the Access Agreement expressly set forth all the duties of Escrow Holder with respect to any and all matters pertinent hereto. Escrow Holder is not bound by the provisions of any other agreement, except as otherwise set forth herein.

          7.4. ADVICE OF COUNSEL. Escrow Holder may act in good faith pursuant to the advice of its counsel with respect to any matter relating to this Agreement.

     8.   RESIGNATION AND REMOVAL OF ESCROW HOLDER.

          8.1. RESIGNATION AND REMOVAL. Escrow Holder may resign at any time by giving no less than ten (10) days prior written notice of such resignation to the other parties hereto. As soon as reasonably practicable after such notice of resignation, a successor Escrow Holder (the "Successor") shall be appointed by the other parties hereto. Escrow Holder also may be removed at any time, without prior notice, as Escrow Holder hereunder by the unanimous written agreement of the other parties hereto.

          8.2. SUCCESSOR ESCROW HOLDER. Any appointed Successor must execute, acknowledge and deliver to its predecessor Escrow Holder (the "Predecessor") and the other parties hereto an instrument accepting such appointment and agreeing to the terms of this Agreement. Thereupon, the resignation or removal of the Predecessor shall become effective and the Successor shall succeed to the rights and duties of the Predecessor hereunder. The Predecessor shall then immediately deliver to the Successor the Deposit and any documents then held by the Predecessor pursuant to this Agreement.

          8.3. FAILURE TO APPOINT A SUCCESSOR ESCROW HOLDER. Should the parties fail to appoint a Successor as set forth herein upon Escrow Holder's resignation under this Section, Escrow Holder may petition a court of competent jurisdiction for the appointment of a Successor. Any costs incurred by Escrow Holder with respect to such petition, including reasonable attorneys' fees and expenses, are to be paid equally by Purchaser and Seller.

     9. AMENDMENT AND MODIFICATION. No amendment, modification, supplement, termination, consent or waiver of any provision of this Agreement, nor consent to any departure therefrom, will in any event be effective unless the same is in writing and is signed by the party against whom enforcement of the same is sought. Any waiver of any provision of this Agreement and any consent to any departure from the terms of any provision of this Agreement is to be effective only in the specific instance and for the specific purpose for which given.

     10. ASSIGNMENTS. No party may assign or transfer any of its rights or obligations under this Agreement to any other person (except as set forth in Section 8 with respect to Escrow Holder) without the prior written consent of the other parties.

     11. FACSIMILE EXECUTION. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.

     12. COUNTERPARTS. This Agreement may be executed by the parties on any number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the parties notwithstanding that all the parties are not signatories to the same counterpart.

     13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written.

     14. FURTHER ASSURANCES. The parties will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

     15. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder are to be governed by and construed and interpreted in accordance with the laws of the State of Illinois applicable to contracts made and to be performed wholly within Illinois, without regard to choice or conflict of laws rules.

     16. NOTICES. All notices, consents, requests, demands and other communications hereunder shall be deemed to have been duly given or made if given or made as provided in Section 18.01 of the Sale Agreement.

     17. LEGAL FEES. Except as otherwise provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby are to be paid by the party incurring such costs and expenses. In the event any party brings suit to construe or enforce the terms hereof, or raises this Agreement as a defense in a suit brought by another party, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses.

     18. SUCCESSORS AND ASSIGNS. All provisions of this Agreement shall be binding upon, inure to the benefit of and are enforceable by or against the parties and their respective heirs, executors, administrators or other legal representatives and permitted successors and permitted assigns.

     19. CONFLICT. This Agreement does not modify or amend any of the rights or obligations set forth in the Access Agreement. In the event of any conflict between this Agreement and the Access Agreement, the terms of the Access Agreement shall govern.

     20. NO THIRD PARTY BENEFICIARY. There are no third party beneficiaries to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              SELLER:

                              ORIX TOUCHSTONE SEATTLE VENTURE, an
                              Illinois general partnership

                              By: ORIX Seattle II, Inc., its Managing General Partner

                                    By:        /s/ David R. Brown
                                        ---------------------------------------
                                    Its:         David R. Brown
                                        ------------------------------------
                                                   President


                              PURCHASER:

                              INLAND WESTERN SEATTLE NORTHGATE NORTH,
                              L.L.C., a Delaware limited liability company


                              By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member


                                    By:     /s/ Valerie Medina
                                       ----------------------------------------
                                    Name:     Valerie Medina
                                         --------------------------------------
                                    Title:   Assistant Secretary
                                          -------------------------------------


                              ESCROW HOLDER:

                              FIRST AMERICAN TITLE INSURANCE
                              COMPANY


                              By: /s/ [ILLEGIBLE] for Mary Lou Kennedy
                                 ----------------------------------------------
                              Name: Mary Lou Kennedy
                                   --------------------------------------------
                              Title: SUP National Counsel
                                    -------------------------------------------

                                     JOINDER

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, an affiliate of Seller, hereby joins in the execution of this Agreement for the purpose of guaranteeing to Purchaser Seller's obligations hereunder.

                              ORIX REAL ESTATE EQUITIES, INC., a
                              Delaware corporation


                              By:            /s/ David R. Brown
                                 ----------------------------------------------
                              Name:            David R. Brown
                                   --------------------------------------------
                              Title:          President & CEO
                                    -------------------------------------------